UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

ALKAMI TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware     001-40321     45-3060776
(State or Other Jurisdiction of Incorporation) (Commission File Number)     (IRS Employer Identification No.)

5601 Granite Parkway, Suite 120, Plano, TX 75024
(Address of Principal Executive Offices) (Zip Code)
(877) 725-5264
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALKT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 30, 2025, Alkami Technology, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, (the Securites Act”), except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Financial Officer

On October 29, 2025, the Company appointed Cassandra Hudson, age 43, as Chief Financial Officer of the Company effective November 1, 2025 (the “Effective Date”). In connection with her appointment, Ms. Hudson will also assume the duties of the Company’s principal financial officer. Ms. Hudson succeeds Bryan Hill, who currently serves as the Company’s Chief Financial Officer. Mr. Hill will retire from employment with the Company on October 31, 2025 and transition to a consultant providing transition services to the Company through December 15, 2026 pursuant to the terms of a consulting agreement, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 30, 2025.

Ms. Hudson served as Chief Financial Officer at StackAdapt, a leading multi-channel advertising platform, from July 2024 to July 2025. Prior to joining StackAdapt, she was Chief Financial Officer at EngageSmart, Inc., a publicly traded software and solutions provider, from November 2020 to July 2024. Earlier in her career, she held several leadership roles at Carbonite, Inc., a provider of data protection products for businesses, including Vice President of Finance and Chief Accounting Officer (November 2014 to December 2019), as well as other roles beginning in 2008. Ms. Hudson holds a Bachelor of Science in Corporate Finance and Accounting and a Master of Business Administration, both from Bentley University. She is a Certified Public Accountant in the Commonwealth of Massachusetts.

The Company also entered into an employment agreement with Ms. Hudson (the “Employment Agreement”) that provides the terms and conditions of her employment with the Company, including an annual base salary of $460,000, an annual target bonus opportunity of 70% of her annual base salary, prorated for 2025, and a $25,000 signing bonus. Ms. Hudson is also entitled to be granted restricted stock units with a value of $6 million on the date of grant, as determined in accordance with Company policy, that will vest in equal quarterly installments over four years, subject to continued employment with the Company.

Under the Employment Agreement, if Ms. Hudson’s employment is terminated by the Company without “cause” or she resigns for “good reason” (each as defined in the Employment Agreement), she will be eligible to receive: (i) cash severance in an amount equal to 100% of her base salary, payable over a period of 12 months; and (ii) up to nine months of Company-paid healthcare continuation coverage. In addition, the Employment Agreement provides that if her employment is terminated by the Company without “cause” or she resigns for “good reason” during the period beginning three months before and ending two years after a change in control, in lieu of severance described above, she will be eligible to receive: (i) cash severance in an amount equal to the sum of 100% of her base salary, 100% of her target annual bonus, and a prorated target annual bonus, payable over a period of 12 months; (ii) up to 12 months of Company-paid healthcare continuation coverage; and (iii) full vesting acceleration of her outstanding equity awards. In order to receive severance, Ms. Hudson must execute a release of claims and adhere to confidentiality and noncompetition requirements.

In connection with her appointment, the Company expects to enter into an indemnification agreement with Ms. Hudson in the form previously approved by the Board and included as Exhibit 10.23 to the Company’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

There are no arrangements or understandings between Ms. Hudson and any other person pursuant to which she was appointed as Chief Financial Officer of the Company. There are no family relations between Ms. Hudson and any of the Company’s directors or executive officers. Ms. Hudson has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On October 30, 2025, the Company issued a press release announcing the appointment of Ms. Hudson as the Company’s Chief Financial Officer, effective November 1, 2025. A copy of this press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On October 30, 2025, the Company posted an investor presentation on its website at www.alkami.com (the “Investor Presentation”). A copy of the Investor Presentation is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibits 99.2 and 99.3, is being furnished and shall not be deemed “filed” for purposes of the

Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibits 99.2 and 99.3, shall not be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. By furnishing the information contained in the Investor Presentation, the Company makes no admission as to the materiality of any information in the Investor Presentation that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Employment Agreement, effective November 1, 2025, by and between Alkami Technology, Inc. and Cassandra Hudson
99.1	Earnings Press Release, dated October 30, 2025
99.2	Chief Financial Officer Announcement, dated October 30, 2025
99.3	Investor Presentation, dated October 30, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alkami Technology, Inc.

Date:	October 30, 2025	By:	/s/ W. Bryan Hill
W. Bryan Hill
Chief Financial Officer